                                 AMENDMENT NO. 2



      AMENDMENT NO. 2 (this "AMENDMENT"), dated as of October 22, 2000, to the Credit Agreement (as amended by Amendment No. 1, dated April 3, 2000, and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), dated as of September 1, 1999, among PENTON MEDIA, INC. (the "BORROWER"), the Lenders party thereto, BANC OF AMERICA SECURITIES, LLC, as Syndication Agent, BANK ONE, NA (formerly known as THE FIRST NATIONAL BANK OF CHICAGO), as Documentation Agent and THE BANK OF NEW YORK, as Administrative Agent.

                                    RECITALS

      I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.


      II. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent is willing so to agree.


      Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

      1. Section 1.1 of the Credit Agreement is hereby amended by amending and restating each of the following terms in its entirety as follows:

            "A Term Commitment" means, with respect to each Lender having an A Term Commitment, the commitment of such Lender to make A Term Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's A Term Loans hereunder. The amount of each applicable Lender's A Term Commitment is set forth on Schedule 2.1, as such A Term Commitment may be increased from time to time pursuant to
      Section 2.6(g). The aggregate amount of the A Term Commitments is the sum of $140,000,000 plus the aggregate amount of each increase, if any, in the A Term Commitments made from time to time pursuant to Section 2.6(g).

            "B Term Commitment" means, with respect to each Lender having a B Term Commitment, the commitment of such Lender to make B Term Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's B Term Loans hereunder. The initial amount of each applicable Lender's B Term Commitment is set forth on Schedule 2.1, as such B Term Commitment may be increased from time to time pursuant to
      Section 2.6(g). The aggregate amount of the B Term Commitments is the sum of $75,000,000 plus the aggregate amount of each increase, if any, in the B Term Commitments made from time to time pursuant to Section 2.6(g).

     2. Section 1.1 of the Credit Agreement is further amended by adding the following defined terms thereto in appropriate alphabetical order:

          "Increase Supplement" means a Revolving Increase Supplement or a Term Increase Supplement, as applicable.

          "Term Loan Increase Factor" means, with respect to each Borrowing of an A Term Loan or a B Term Loan in connection with an increase of an A Term Commitment or a B Term Commitment, as the case may be, the principal amount of such A Term Loan or B Term Loan, as applicable, divided by the sum of the percentages set forth in Section 2.6(b) or 2.6(c), as applicable, for the amortization of the A Term Loans or B Term Loans, as applicable, adjacent to the dates occurring after the date of such Borrowing.

          "Term Increase Supplement" means an increase supplement in the form of Exhibit H.

     3. Section 1.1 of the Credit Agreement is further amended by deleting the defined term "Increase Request" therefrom.

     4. Sections 2.1(b) and (c) of the Credit Agreement are amended and restated in their entirety as follows:

          (b) Subject to the terms and conditions hereof, each Lender having an A Term Commitment severally agrees to (i) make an A Term Loan to the Borrower on the Effective Date in a principal amount equal to such A Term Commitment as of the Effective Date, and (ii) make an A Term Loan to the Borrower on the effective date of each increase in such A Term Commitment pursuant to Section 2.6(g) in a principal amount equal to such increase. A Term Loans which are prepaid or repaid, in whole or in part, may not be reborrowed.

          (c) Subject to the terms and conditions hereof, each Lender having a B Term Commitment severally agrees to (i) make a B Term Loan to the Borrower on the Effective Date in a principal amount equal to such B Term Commitment as of the Effective Date, and (ii) make a B Term Loan to the Borrower on the effective date of each increase in such B Term Commitment pursuant to
     Section 2.6(g) in a principal amount equal to such increase. B Term Loans which are prepaid or repaid, in whole or in part, may not be reborrowed.

     5. Section 2.5(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (f) The Borrower may at any time and from time to time prior to September 30, 2001, at its sole cost, expense and effort, request any one or more of the Lenders to increase its Revolving Commitment (the decision to increase the Revolving Commitment of a Lender to be within the sole and absolute discretion of such Lender), or any other Person reasonably satisfactory to the Administrative Agent and the Issuing Bank to provide a new Revolving Commitment, by submitting an appropriate Increase Supplement duly executed by the Borrower and each such Lender or other Person, as the case may be. If such Increase Supplement is in all respects reasonably satisfactory to the Administrative Agent, the Administrative Agent shall execute such Increase Supplement and deliver a copy thereof to the Borrower and each such Lender or other Person, as the case may be. Upon execution and delivery of such Increase Supplement by the Administrative Agent, (i) in the case of each such Lender, such Lender's Revolving Commitment shall be increased to the amount set forth in such Increase Supplement, (ii) in the case of each such other Person, such other Person shall become a party hereto and shall for all purposes of the Loan Documents be deemed a "Lender" having a Revolving Commitment as set forth in such Increase Supplement, and (iii) in each case, the Revolving Commitment of such Lender or such other Person, as the case may be, shall be as set forth in the applicable Increase Supplement; provided, however, that:

               (A) immediately after giving effect thereto, the sum of all increases in the aggregate Revolving Commitments (plus the sum of all increases in the aggregate A Term Commitments and the aggregate B Term Commitments) shall not exceed $100,000,000;

               (B) each such increase shall be in an amount not less than $10,000,000 or such amount plus an integral multiple of $1,000,000;

               (C) the Revolving Commitments, A Term Commitments and B Term Commitments shall not be increased on more than three occasions, in the aggregate;

               (D) if Revolving Loans would be outstanding immediately after giving effect to each such increase, then simultaneously with such increase (1) each such Lender, each such other Person and each other Lender (upon appropriate notice thereof) shall be deemed to have entered into a master assignment and acceptance agreement, in form and substance substantially similar to Exhibit A, pursuant to which each such other Lender shall have assigned to each such Lender and each such other Person a portion of its Revolving Loans necessary to reflect proportionately the Revolving Commitments as adjusted in accordance with this subsection (f), and (2) in connection with such assignment, each such Lender and each such other Person shall pay to the Administrative Agent, for the account of the other Lenders, such amount as shall be necessary to appropriately reflect the assignment to it of Revolving Loans, and in connection with such master assignment each such other Lender may treat the assignment of Eurodollar Borrowings as a prepayment of such Eurodollar Borrowings for purposes of Section 3.6;

               (E) each such other Person shall have delivered to the Administrative Agent and the Borrower all forms, if any, that are required to be delivered by such other Person pursuant to Section 3.7; and

               (F) the Borrower shall have delivered to the Administrative Agent and each Lender a certificate of a Financial Officer demonstrating pro-forma compliance with the terms of this Agreement through the Revolving Maturity Date and the Administrative Agent shall have received such certificates, legal opinions and other items as it shall reasonably request in connection with such increase.

     6. Section 2.6 of the Credit Agreement is hereby amended by adding a new subsection (g) thereto as follows:

          (g) The Borrower may at any time and from time to time prior to September 30, 2001, at its sole cost, expense and effort, request any one or more of the Lenders to increase its A Term Commitment and/or B Term Commitment (the decision to increase the A Term Commitment and/or B Term Commitment of a Lender to be within the sole and absolute discretion of such Lender), or any other Person reasonably satisfactory to the Administrative Agent to provide a new A Term Commitment and/or B Term Commitment, by submitting an appropriate Increase Supplement duly executed by the Borrower and each such Lender or other Person, as the case may be. If such Increase Supplement is in all respects reasonably satisfactory to the Administrative Agent, the Administrative Agent shall execute such Increase Supplement and deliver a copy thereof to the Borrower and each such Lender or other Person, as the case may be. Upon execution and delivery of such Increase Supplement by the Administrative Agent, (i) in the case of each such Lender, such Lender's A Term Commitment and/or B Term Commitment, as applicable, shall be increased to the amount set forth in such Increase Supplement, (ii) in the case of each such other Person, such other Person shall become a party hereto and shall for all purposes of the Loan Documents be deemed a "Lender" having an A Term Commitment and/or B Term Commitment, as applicable, as set forth in such Increase Supplement, and (iii) in each case, the A Term Commitment and/or B Term Commitment, as applicable, of such Lender or such other Person, as the case may be, shall be as set forth in the applicable Increase Supplement; provided, however, that:

               (A) immediately after giving effect thereto, the sum of all increases in the aggregate A Term Commitments and the aggregate B Term Commitments (plus the sum of all increases in the aggregate Revolving Commitments) shall not exceed $100,000,000;

               (B) each such increase shall be in an amount not less than $10,000,000 or such amount plus an integral multiple of $1,000,000;

               (C) the Revolving Commitments, the A Term Commitments and the B Term Commitments shall not be increased on more than three occasions, in the aggregate;

               (D) on the effective date of each such increase in an A Term Commitment and/or a B Term Commitment, as applicable, all existing Eurodollar A Term Loans and/or Eurodollar B Term Loans, as applicable, shall be automatically converted to ABR A Term Loans and/or ABR B Term Loans, as applicable, and the Borrower shall pay to each Lender all sums owing to such Lender under Section 3.6 as a result of such conversion;

               (E) each such other Person shall have delivered to the Administrative Agent and the Borrower all forms, if any, that are required to be delivered by such other Person pursuant to Section 3.7; and

               (F) the Borrower shall have delivered to the Administrative Agent and each Lender a certificate of a Financial Officer demonstrating pro-forma compliance with the terms of this Agreement through the A Term Maturity Date or B Term Maturity Date, as applicable, and the Administrative Agent shall have received such certificates, legal opinions and other items as it shall reasonably request in connection with such increase.

     7. Section 2.6(b) of the Credit Agreement is hereby amended by adding the phrase "plus the Term Loan Increase Factor" immediately after the number "$140,000,000".

     8. Section 2.6(c) of the Credit Agreement is hereby amended by adding the phrase "plus the Term Loan Increase Factor" immediately after the number "$75,000,000".

     9. The Credit Agreement is hereby amended by adding a new Exhibit H thereto in the form attached to this Amendment.

     10. Notwithstanding anything contained in any Loan Document, Fleet National Bank shall be named as Co-Documentation Agent and shall be included as an Agent under the Loan Documents.

     11. Sections 1 - 10 of this Amendment shall not be effective until such date as the Required Lenders shall have consented to the execution and delivery hereof by the Administrative Agent.

     12. On and as of the date hereof, the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, except as otherwise expressly provided in the Loan Documents, (c) represents and warrants that no Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Credit Agreement is true and correct with the same effect as though such representation and warranty had been made on such date, except representations and warranties made only as of a specific date, which the Borrower reaffirms were true and correct as of such date and (d) agrees to pay the reasonable fees and disbursements of Bryan Cave LLP, special counsel to the Administrative Agent, in connection with this Amendment.

     13. In all other respects the Loan Documents shall remain in full force and effect and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

     14. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     15. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                 AMENDMENT NO. 2
                               PENTON MEDIA, INC.

               AS EVIDENCE of its agreement to the terms and conditions herein contained, each of the undersigned has caused this Amendment to be executed on its behalf.

                                     PENTON MEDIA, INC.


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------


                                     THE BANK OF NEW YORK, individually and as
                                     Administrative Agent


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------



                                     BANK OF AMERICA, N.A.


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------



                                     BANK ONE, NA (formerly known as THE FIRST
                                     NATIONAL BANK OF CHICAGO)


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------



                                     FLEET NATIONAL BANK


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                 AMENDMENT NO. 2
                               PENTON MEDIA, INC.



                                     ALLFIRST BANK


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------



                                     BANK OF MONTREAL, CHICAGO BRANCH


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------


                                     CITY NATIONAL BANK


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------



                                     CREDIT AGRICOLE INDOSUEZ


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------



                                     DRESDNER BANK AG, NEW YORK AND GRAND
                                     CAYMAN BRANCHES

                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                 AMENDMENT NO. 2
                               PENTON MEDIA, INC.



                                     THE HUNTINGTON NATIONAL BANK


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------



                                     NATIONAL BANK OF CANADA


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------



                                     NATIONAL CITY BANK

                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------


                                     BNP PARIBAS

                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------



                                     CITIZENS BANK OF MASSACHUSETTS

                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                 AMENDMENT NO. 2
                               PENTON MEDIA, INC.



                                     SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------



                                     VAN KAMPEN SENIOR INCOME TRUST


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------



                                     VAN KAMPEN SENIOR FLOATING RATE FUND


                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                 AMENDMENT NO. 2
                               PENTON MEDIA, INC.



                               PENTON EXHIBIT H

                       FORM OF TERM INCREASE SUPPLEMENT


     TERM INCREASE SUPPLEMENT, dated as of ___________________, to the Credit Agreement, dated as of September 1, 1999, by and among Penton Media, Inc., (the "Borrower"), the Lenders party thereto, Banc of America Securities, LLC, as Syndication Agent, The First National Bank of Chicago, as Documentation Agent, Fleet National Bank, as Co-Documentation Agent, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms used herein that are defined in the Agreement shall have the meanings therein defined.

     1. Pursuant to Section 2.6(g) of the Agreement, the Borrower hereby proposes to increase (the "Increase") the aggregate [A OR B] Term Commitments from $________ to $________.

     2. Each of the following Lenders (each an "Increasing Lender") has been invited by the Borrower, and is ready, willing and able, to increase its [A OR B] Term Commitment as follows:

                                          [A OR B] Term Commitment
            Name of Lender                (after giving effect to the Increase)
            --------------                ----------------------------
                                          $
            -----------------              -----------------
                                          $
            -----------------              -----------------.


      3. Each of the following Persons (each a "Proposed Lender") has been invited by the Borrower, and is ready, willing and able, to become a "Lender" and issue an [A OR B] Term Commitment under the Agreement as follows:

            Name of Person                [A OR B] Term Commitment
            --------------                ------------------------
                                          $
            -----------------              -----------------
                                          $
            -----------------              -----------------.

     4. The Borrower hereby represents and warrants to the Administrative Agent, each Lender and each such Person that (i) immediately before and after giving effect to the Increase, no Default or Event of Default exists or would exist and
(ii) the Increase is in all respects in compliance with the terms and conditions of the Loan Documents.

     5. Pursuant to Section 2.6(g) of the Agreement, by execution and delivery of this Term Increase Supplement, together with the satisfaction of all of the other requirements set forth in such Section 2.6(g), (i) each of the Increasing Lenders shall have, on and as of the

                                 AMENDMENT NO. 2
                               PENTON MEDIA, INC.



effective date of the Increase, an [A OR B] Term Commitment equal to the amount set forth above next to its name, (ii) each such Proposed Lender shall be deemed to be a "Lender" under, and as such term is defined in, the Agreement, and shall have an [A OR B] Term Commitment equal to the amount set forth above next to its name and (iii) each Increasing Lender and/or Proposed Lender, as applicable, shall, on and as of the effective date of the Increase, make an [A OR B] Term Loan to the Borrower in an aggregate principal amount equal to such Increase in accordance with a Borrowing Request delivered to the Administrative Agent pursuant to Section 2.3.

     IN WITNESS WHEREOF, the parties hereto have caused this Term Increase Supplement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    PENTON MEDIA, INC.


                                    By: __________________________
                                    Name: ________________________
                                    Title: _______________________



                                    THE BANK OF NEW YORK, as Administrative
                                    Agent


                                    By: __________________________
                                    Name: ________________________
                                    Title: _______________________



                                    [INCREASING LENDER]

                                    By: __________________________
                                    Name: ________________________
                                    Title: _______________________



                                    [PROPOSED LENDER]

                                    By: __________________________
                                    Name: ________________________
                                    Title: _______________________